Exhibit 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment, dated as of March 21, 2003 (this “Amendment”), is by and among Footstar, Inc. (the “Lead Borrower”) and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties hereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent (in such capacity, the “Collateral Agent”), Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents (in such capacity, the “Syndication Agents”) and JPMorgan Chase Bank, as documentation agent (in such capacity, the “Documentation Agent”).

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agents and the Documentation Agent are parties to that certain Credit Agreement dated as of October 18, 2002 (as amended, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers have requested (i) a waiver of certain financial covenants for the four fiscal quarter period ending December 28, 2002; (ii) certain modifications to the financial covenants contained in the Credit Agreement; (iii) a waiver of certain representations in connection with the restatement of the accounts payable, the retained earnings and net income of the Lead Borrower and its Subsidiaries for prior fiscal periods through September 28, 2002 (the “Accounting Restatement Matter”); and (iv) a further extension of time by which they will be required to deliver to the Administrative Agent and the Lenders their quarterly and annual financial statements and corresponding Compliance Certificates pursuant to Sections 6.1(a), (b) and (c) of the Credit Agreement for the fiscal quarters ending September 28, 2002 and December 28, 2002.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

1. Waivers Under Credit Agreement.

(a) The Borrowers have informed the Administrative Agent that they will not know if they will meet the Leverage Ratio required by Section 7.11(a) of the Credit Agreement or the Interest Coverage Ratio required by Section 7.11(b) of the Credit Agreement; in each case for the Calculation Period ended December 28, 2002, until the Accounting Restatement Matter is finalized. The Lenders hereby waive any Default or Event of Default existing or arising out of the Borrowers’ failure to comply with the provisions of Sections 7.11(a) and 7.11(b) of the Credit Agreement as of and for the Calculation Period ending December 28, 2002.

(b) The Borrowers have informed the Administrative Agent that the maximum potential impact to earnings with respect to the Accounting Restatement

Matter may be up to $55,000,000 in the aggregate, which amount represents non-cash charges and is in excess of the $35,000,000 previously represented to the Administrative Agent and the Lenders as the maximum amount at issue. The Lenders hereby waive any Event of Default existing under Section 8.1(c) of the Credit Agreement, as of the date hereof in connection with any increase in potential impact to earnings with respect to the Accounting Restatement Matter, provided the maximum potential impact to earnings does not exceed $55,000,000 as set forth in Section 5 hereof.

2. Amendments to Credit Agreement.

(a) Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 7.11 Financial Covenants.

(a) Minimum Consolidated EBITDA. The Lead Borrower and its Subsidiaries shall maintain Consolidated EBITDA at the end of each period ending on the dates set forth below of at least the amounts set forth opposite such date:

Period Ending	Minimum Amount
Fiscal quarter ending March 29, 2003	$9,300,000
Two fiscal quarters ending June 28, 2003	$33,800,000
Three fiscal quarters ending September 27, 2003	$59,800,000
Four fiscal quarters ending January 3, 2004	$89,200,000
Four fiscal quarters ending April 3, 2004 and each period of four fiscal quarters thereafter	Minimum Required Consolidated EBITDA (as defined below)

As used herein, ‘Minimum Required Consolidated EBITDA’ shall mean with respect to any period of four fiscal quarters, an amount equal to the lesser of (A) $100,000,000, or (B) the sum of (i) the minimum amount of Consolidated EBITDA required hereunder for the immediately preceding period of four fiscal quarters, plus (ii) $2,000,000. The calculations set forth in this subsection 7.11(a) shall exclude the non-cash impact of Borrowers’ treatment of the granting of stock options to employees as an expense pursuant to FAS 123 or any subsequently issued related pronouncements or requirements.

(b) Reserved.

(c) Maximum Capital Expenditures. Neither the Lead Borrower nor any of its Subsidiaries shall make or agree to make, or incur any obligations with respect to, any Capital Expenditures (excluding Capital Expenditures incurred in connection with Permitted Acquisitions) in excess of $85,000,000 for fiscal year 2002 or $46,000,000 in any fiscal year thereafter, plus with respect to each such fiscal year, the unused portion, if any, of up to 50% of the maximum base Capital Expenditures amount for the immediately preceding fiscal year (the “Carryforward Amount”), without giving effect to any Carryforward Amount included therein. For purposes of determining the Carryforward Amount in any fiscal year, Capital Expenditures shall first be applied to reduce any Carryforward Amount from the immediately preceding fiscal year and then to reduce the maximum amount specified herein.

(d) Excess Availability. The Lead Borrower and its Subsidiaries shall have no less than $20,000,000 of Excess Availability at all times, except as follows: (i) during the Kmart Reserve Period, (A) at any time the Kmart Reserve is equal to or greater than $20,000,000, there shall be no Excess Availability requirement under this Section 7.11(d), and (B) at any time the Kmart Reserve is less than $20,000,000, the Excess Availability under this Section 7.11(d) shall be $20,000,000 minus the Kmart Reserve then in effect (but in no event less than zero), (ii) at all times during the period beginning from the date of the payment of the Kmart Dividend in fiscal year 2003 through March 30, 2003, the Lead Borrower and its Subsidiaries shall be required to have no less than $10,000,000 of Excess Availability under this Section 7.11(d), and (iii) at all times during the period from March 31, 2003 through May 31, 2003, the Lead Borrower and its Subsidiaries shall be required to have no less than $2,500,000 of Excess Availability under this Section 7.11(d), and (iv) at all times during the period from June 1, 2003 through June 15, 2003, the Lead Borrower and its subsidiaries shall be required to have no less then $10,000,000 of Excess Availability under this Section 7.11(d).”

(b) The definition of “Consolidated Adjusted Income” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“‘Consolidated Adjusted Income’ means, for any Calculation Period, the Consolidated Net Income (or loss) from operations of the Lead Borrower and its Subsidiaries, increased for the non-cash portion of any extraordinary losses or restructuring charges or, without duplication, severance expenses or reduced for extraordinary gains or reversals of restructuring charges or, without duplication, severance expenses taken, in each case to the extent expensed or included in determining such Consolidated Net Income for such Calculation Period, determined in each case on a consolidated basis in accordance with GAAP, provided that the cash effect from such non-cash adjustments from prior periods shall be recognized and deducted from Consolidated Net income in future fiscal periods to the extent paid or received in such future fiscal periods, and further provided that severance expenses excluded above in determining Consolidated Net Income shall not exceed $5,000,000 in the aggregate during fiscal year 2003.”

(c) The following new definition shall be inserted in Section 1.1 of the Credit Agreement in proper alphabetical order:

“‘Minimum Required Consolidated EBITDA’ has the meaning set forth in Section 7.11(a).”

(d) The Administrative Agent and each of the Lenders hereby agree that the time by which the Borrowers shall be required to deliver their annual financial statements under Section 6.1(a), their quarterly financial statements under Section 6.1(b), and the corresponding Compliance Certificates under Section 6.1(c) of the Credit Agreement, for the fiscal quarters ended September 28, 2002 and December 28, 2002, respectively, is hereby extended to the earlier of: (i) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10Q report for the fiscal quarter ended September 28, 2002 and its Form 10K report for the fiscal quarter ended December 28, 2002, or (ii) April 30, 2003.

(e) The Form of Compliance Certificate contained in Exhibit G to the Credit Agreement shall be deleted in its entirety and the Form of Compliance Certificate attached in the appendix hereto shall be substituted therefor.

(f) The following language shall be inserted in subsection (b) of the definition of Consolidated EBITDA after the words “Consolidated Adjusted Income”: “plus the portion of interest expense representing amortization of financing costs paid in a previous period”.

3. Conditions to Effectiveness. The extension contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received counterparts hereof executed by each of the Required Lenders (and with respect to the effectiveness of the amendment to Section 7.11(d) contained herein, each of the Required Supermajority Lenders), the Administrative Agent and the Borrowers;

(b) all representations and warranties contained in this Amendment shall be true and correct in all material respects;

(c) no event shall have occurred and be continuing which constitutes an Event of Default or a Default (except as to the specific matters covered hereby); and

(d) the Borrowers shall have paid the fees agreed to be paid by the Borrowers in connection with this Amendment.

4. Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

5. Specific Representations as to the Accounting Restatement Matter. Each of the Borrowers represents and warrants that the maximum potential impact to earnings with respect to the Accounting Restatement Matter does not and will not exceed $55,000,000 in the aggregate. In the event such maximum aggregate amount exceeds $55,000,000, such event shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement. Each of the Borrowers further represents and warrants that the Accounting Restatement Matter in the aggregate does not and will not negatively affect the Collateral or the Borrowing Base in any manner and except as specifically waived herein, none of the financial covenants set forth in Section 7.11 of the Credit Agreement will be breached with respect to the fiscal quarter ended September 28, 2002 or thereafter as a result of the Accounting Restatement Matter. In the event the Accounting Restatement Matter in the aggregate negatively affects the Collateral or the Borrowing Base or in the event any of such financial covenants are breached (except as specifically waived herein) as a result of the Accounting Restatement Matter, the same shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement.

6. Miscellaneous.

(a) Representations and Warranties. Each of the Borrowers represents and warrants that:

(i) it is duly organized, validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(ii) no consent of any other person, including, without limitation, shareholders, creditors or Subsidiaries of either of the Borrowers, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;

(iii) this Amendment has been duly executed and delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(iv) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to either of the Borrowers or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.

(b) No Waiver. Except as to the specific matters covered hereby, nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default, and the Lenders and the Administrative Agent are entering into this Amendment without prejudice and hereby reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

(c) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

FOOTSTAR, INC., as a Borrower

By:	/s/ Kathy Guinnessey
	Name:	Kathy Guinnessey
	Title:	Vice President and Treasurer

FOOTSTAR CORPORATION, as a Borrower

By:	/s/ Kathy Guinnessey
	Name:	Kathy Guinnessey
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

FLEET NATIONAL BANK, as Administrative Agent and as Lender

By:	/S/ SUZANNE CHOMICZEWSKI
	Name:	SUZANNE CHOMICZEWSKI
	Title:	V.P.

FLEET RETAIL FINANCE INC., as Collateral Agent

By:	/S/ KEITH VERCAUTEREN
	Name:	Keith Vercauteren
	Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BACK BAY CAPITAL FUNDING LLC

By:	/s/ Michael L. Pizette
	Name:	Michael L. Pizette
	Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

CONGRESS FINANCIAL CORPORATION

By:	/s/ THOMAS GRABOSKY
	Name:	THOMAS GRABOSKY
	Title:	FIRST VICE PRESIDENT

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/ EUNNIE KIM
	Name:	EUNNIE KIM
	Title:	ASST. VICE PRESIDENT

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK

By:	/s/ Dale A. Pensgen
	Name:	Dale A. Pensgen
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ STEVEN SCHUIT
	Name:	STEVEN SCHUIT
	Title:	VICE PRESIDENT TEAM LEADER

Signature Page to Amendment No. 2 to Credit Agreement

UPS CAPITAL CORPORATION

By:	/s/ Charles Johnson
	Name:	Charles Johnson
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

AMSOUTH BANK

By:	/s/ KEVIN R. ROGERS
	Name:	KEVIN R. ROGERS
	Title:	ATTORNEY-IN-FACT

Signature Page to Amendment No. 2 to Credit Agreement

NATIONAL CITY BANK

By:	/s/ Thomas J. McDonnell
	Name:	Thomas J. McDonnell
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ORIX FINANCIAL SERVICES, INC.

By:	/s/ Andrew Kosowsky
	Name:	Andrew Kosowsky
	Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

APPENDIX

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

To be provided.

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Amendment, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Amendment, and agrees to the provisions of the within and foregoing Amendment.

Accepted and agreed to as of March 21, 2003 by the Facility Guarantors:

FOOTSTAR CENTER, INC.
FOOTACTION CENTER, INC.
ATHLETIC CENTER, INC.
FA HC, INC.
FEET HC, INC.
FWS I, INC.
FWS II, INC.
STELLAR WHOLESALING, INC.
FEET CENTER, INC.
MELDISCO H.C., INC.
APACHE-MINNESOTA THOM MCAN, INC.
MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
MALL OF AMERICA FAN CLUB, INC.
NEVADA FEET, INC.
FEET OF COLORADO, INC.
LFD I, INC.
LFD II, INC.
LFD OPERATING, INC.
FOOTSTAR HQ, LLC
SHOE ZONE CENTER, INC.
LFD TODAY, INC.
ATHLETIC ATTIC OF TEXAS, INC.
and each of their Subsidiaries, including all other Facility Guarantors

By:	/s/ Authorized Signatory
Duly Authorized Signatory as to all